Exhibit 99.3
                                                                   ------------



MEREDITH CORPORATION
INTERACTIVE MEDIA
FISCAL 2000 RESULTS BY QUARTER


                      1st Qtr.   2nd Qtr.   3rd Qtr.   4th Qtr.   Fiscal Year
                      --------   --------   --------   --------   -----------
 (In thousands)

  Revenues            $    332   $    755   $  1,189   $  1,185     $  3,461
                      ========   ========   ========   ========     ========

  Operating (Loss)    $ (1,463)  $ (1,076)  $   (745)  $ (2,997)    $ (6,281)
                      ========   ========   ========   ========     ========